[FRONT COVER GRAPHIC]

                  CIGNA INVESTMENT
                  SECURITIES, INC.
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              First Quarter Report
                    March 31, 2002

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Dear Shareholders:

Our report for CIGNA Investment Securities, Inc. (the "Fund") covering the quarter ended March 31, 2002, follows.

Market Summary

The economic recovery appears to be underway, with estimated first quarter GDP (Gross Domestic Product) growth in excess of 4%. Robust growth, accompanied by low inflation, is expected to persist throughout 2002. Despite the lack of pricing power on the part of businesses, corporate profits will likely exceed expectations. Rising cash flow and improving balance sheets should lead to reduced credit risk in 2002 and 2003. The Federal Reserve (Fed) is expected to begin a new monetary tightening cycle shortly before midyear and continue to raise interest rates later in 2002 and into 2003. The critical issue is the magnitude and pace of the monetary tightening.

In this environment, investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a -0.27% return for the first quarter and a positive excess return over duration-matched Treasuries of approximately 0.49%. While corporate bonds outperformed Treasuries, they trailed all other investment-grade fixed income classes except U.S. Agencies. High yield, on the other hand, outperformed both investment-grade corporates and mortgages, producing a respectable 1.68% return for the quarter, as reported by the Lehman Brothers High Yield Bond Index. The Salmon Smith Barney Mortgage Securities Index posted a 1.05% return for the period, and the J.P. Morgan Emerging Market Bond Index Plus (EMBI+) reported a 6.55% return.

Portfolio Performance

The Fund returned a net -0.46% for the first quarter based on its net asset value, underperforming the 0.09% return of the Lehman Brothers Aggregate Bond Index. The Fund benefited from positive allocations to high yield and emerging markets and issue selection in mortgage-backed securities (MBS). The primary driver of the Fund's underperformance was the significant price declines of three credits--WorldCom, Inc., Qwest Capital Funding, and ATT Canada--in the corporate bond sector. The Fund's return, based on the market value of its shares traded on the New York Stock Exchange, was 2.14%.

In response to lower net investment income, the Fund's monthly dividend was recently reduced to 24 cents per share from 28 cents. More information on the dividend change may be found on panel 4.


                                                          (continued on panel 4)

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CIGNA Investment Securities, Inc.
Financial Summary
For the Three Months Ended March 31 (Unaudited)
(In Thousands)
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
                                              2002       2001
                                             ------     ------
Net investment income                        $  900     $1,306
Net realized and unrealized gain (loss)      (1,280)     1,437
Per share:
   Net investment income                     $ 0.19     $ 0.27
   Dividends from net investment income      $ 0.28     $ 0.28
   Net asset value at end of period          $17.90     $18.41

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Net Investment Income Per Share
For the Three Months Ended March 31 (Unaudited)
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
2002      2001      2000      1999      1998
-----     -----     -----     -----     ----
$0.19     $0.27     $0.28     $0.29     $0.31

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Statement of Assets and Liabilities
March 31, 2002 (Unaudited)
(In Thousands)
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
Assets:
Investments in securities at value
  (Cost--$117,768)                                              $116,079
Cash                                                                   1
Receivable for investments sold                                   16,370
Interest and dividends receivable                                    866
Investment for Directors' deferred compensation plan                 191
Swap contracts receivable                                             78
Receivable for forward currency contracts                             15
Futures variation margin receivable                                    3
Other                                                                 13
                                                                --------
  Total assets                                                   133,616
                                                                --------
Liabilities:
Payable for investments purchased                                 47,565
Deferred Directors' fees payable                                     191
Advisory fees payable                                                 39
Shareholder reports payable                                           16
Administrative services fees payable                                  10
Audit and legal fees payable                                           8
Custodian fees payable                                                 6
Transfer agent fees payable                                            3
                                                                --------
  Total liabilities                                               47,838
                                                                --------
Net Assets                                                      $ 85,778
                                                                ========
Net Asset Value Per Share
Applicable to 4,792 shares of $0.10 par value capital stock
  outstanding (12,000 shares authorized)                        $  17.90
                                                                ========


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CIGNA Investment Securities, Inc.
Statement of Operations and Change in Net Assets
For the Three Months Ended March 31, 2002 (Unaudited)
(In Thousands)
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
Investment Income:
  Interest and swap income                                               $ 1,073
  Dividend income                                                             31
                                                                         -------
                                                                           1,104
Expenses:
  Investment advisory fees                                    $114
  Custodian fees                                                27
  Shareholder reports                                           14
  Transfer agent fees                                           11
  Administrative services fees                                  12
  Auditing and legal fees                                        9
  State taxes                                                    6
  Stock exchange fees                                            6
  Directors' fees                                                4
  Other                                                          1
                                                              ----
   Total expenses                                              204
                                                              ----
Net Investment Income                                                        900
Net realized loss from investments                                          (962)
Net realized loss from forward currency contracts                            (25)
Net realized loss from futures contracts                                     (30)
Net unrealized depreciation on investments                                  (187)
Net unrealized depreciation on forward currency contracts                     (6)
Net unrealized depreciation on futures contracts                             (70)
                                                                         -------
Net Decrease in Net Assets from Operations                                  (380)
Distributions to shareholders from net
  investment income                                                       (1,341)
                                                                         -------
Net Decrease in Net Assets                                                (1,721)
Net Assets:
  Beginning of period                                                     87,499
                                                                         -------
  End of period (includes overdistributed net investment
     income of $719)                                                     $85,778
                                                                         =======


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Outlook

We continue to anticipate improved credit quality in corporate bonds. Therefore, we will remain overweight to corporate bonds. Sector and issue selection will be critical. We are cautious about event risk, continued signs of credit deterioration, company-specific problems, and declining equity valuations. As we rotate into less defensive sector positions and a credit distribution in line with our strategy, we will remain extremely vigilant in our credit and size decisions.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Investment Securities, Inc.
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CIGNA Investment Securities, Inc. is a closed-end, diversified management investment company that invests primarily in debt securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA Investment Securities, Inc. by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.


Dividend Rate Change

The quarterly dividend from net investment income of 24 cents per share, which the Fund declared on April 30, 2002, is payable June 10, 2002 to shareholders of record on May 28, 2002, represents a new dividend rate. The new rate is a reduction from the 28 cents per share rate the Fund has paid since March 10, 1999. The principal reason for the reduction on the dividend is that higher coupon bonds purchased by the Fund in earlier years have gradually been replaced by lower coupon issues, as the original bonds have either matured, been called or sold for investment and credit reasons.


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                                                           PRESORTED STANDARD
                                                              U.S. POSTAGE
                                                                  PAID
                                                           SO. HACKENSACK, NJ
                                                               PERMIT 750
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CIGNA Investment Securities, Inc.
P.O. Box 13856
Philadelphia, PA 19101


Printed on recycled paper
542775 3/02                                                        INACM-Q1-3/02